U.S. GOLD
CORP

U.S. focused gold exploration and development company advancing high potential projects in Nevada and Wyoming

USAU - NASDAQ

December 2017

Forward Looking Statements

TERMS OF USE AND DISCLAIMER - This presentation is being provided for the sole purpose of providing the recipients with background information about

U.S. Gold Corp ("U.S. Gold"). U.S. Gold has made reasonable efforts to ensure that the information contained in this presentation is accurate as of the date hereof, however, there may be inadvertent or unintentional errors. No representation, warranty or guarantee, express or implied, is made as to the fairness, accuracy, completeness or correctness of information contained in this presentation, including the accuracy, likelihood of achievement or reasonableness of any forecasts, prospects, results or statements in relation to future matters contained in this presentation. The views and information provided herein are based on a number of estimates and assumptions that are subject to significant exploration, business, economic, regulatory and competitive uncertainties. See "Forward Looking Statements" below. U.S. Gold is not liable to any recipient or third party for the use of or reliance on the information contained in this presentation. This presentation provides information in summary form only, is not intended to be complete and does not constitute an offer to sell or the solicitation of an offer to buy any security. It is not intended to be relied upon as advice to investors or potential investors and does not constitute a personal recommendation or take into account the investment objectives, financial situation or needs of any particular investor. U.S. Gold is not acting as agent or advisor and encourages the use of independent consultants, as necessary, prior to entering into transactions.

FORWARD LOOKING STATEMENTS – Except for the statements of historical fact contained herein, the information presented constitutes "forward-looking statements" within the meaning of Canadian and United States securities and other laws. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "aims", "anticipates", "will", "projects", or "believes" or variations (including negative variations) of such words and phrases, or statements that certain actions, events, results or conditions "may", "could", "would", "might" or "will" be taken, occur or be achieved. By their very nature, forward-looking statements are subject to numerous risks and uncertainties, some of which are beyond our control. Forward looking statements are based on the opinions and estimates of management at the date the statements are made, as well as a number of assumptions made by, and information currently available to, U.S. Gold concerning, among other things, anticipated geological formations, potential mineralization, future plans for exploration and/or development, potential future production, drilling exposure, and exploration budgets and timing of expenditures, all of which involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievement of U.S. Gold to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to vary materially from results anticipated by such forward looking statements include, among others, risks related to the Company's limited operating history, current and future exploration activities, the Company's need for significant additional capital, changes in government legislation, changes in ownership interest in a project, conclusions of economic evaluations, changes in project parameters as plans continue to be refined, future prices and volatility of gold, silver and other metals, environmental risks and hazards, infrastructure and/or operating costs, labor and employment matters, availability of financing, permitting availability, government regulation, changes in equity markets, the uncertainties involved in interpreting geological data, the validity of the Company's title to its properties, increases in costs and exchange rate fluctuations, the Company's dependence on key personnel, as well as those factors discussed in the sections "Cautionary Statement Regarding Forward Looking Statements", "Risk Factors" and elsewhere.

Although U.S. Gold has attempted to identify important factors that could cause actual results to differ materially, they're other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. U.S. Gold disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, other than as required by applicable law. Accordingly, readers should not place undue reliance on forward-looking statements of U.S. Gold should be considered highly speculative. The following is a description of U.S. Gold's sampling methodology, chain of custody, quality control and quality assurance procedures applicable to the Company's drill results contained in this Presentation, save and except for historical results.





U.S. Gold Corp Overview

Listed on NASDAQ as USAU June, 2017

Advancing high potential projects with the seasoned team to execute

Exploration Asset

Keystone Project - NV

- North Central NV located property next to some of the biggest mines in Nevada.
- District-scale opportunity with multiple and major gold deposit discovery characteristics.
- Located on the prolific Cortez Gold Trend, one of the world's most highly-prospective gold trends
  - 10 miles south of Barrick's Cortez Hills Mine Complex
- Keystone project identified and consolidated by Nevada exploration Geologist Dave Mathewson, previously a founder of Gold Standard Ventures who helped build the success of the Railroad project on the Carlin Gold Trend.

Near Term Production Potential

Copper King Project - WY

- Advanced Exploration and Development property
- Mining friendly location in the Silver Crown Mining District of southeast Wyoming.
- Historic NI 43-101 Technical Report and Preliminary Economic Assessment (**PEA**) prepared by Mine Development Associates in 2012 for Strathmore Minerals Corporation shows the following resource:
  - 1,534,000 Measured and Indicated gold equivalent ounces; approx. equal values of gold and copper.
  - Plus 345,000 Inferred gold equivalent ounces
  - $159.5 million Net Present Value (NPV) at $1,100/oz Au and $3.00/lb Cu.

Keystone Project Location/Overview

- Keystone Gold District is located in north-central "Nevada Elephant Country" within a large mining and processing infrastructure that includes several >20 million ounce gold deposits; Nevada has produced a total of more than 245 million ounces of gold
- Keystone is an under-explored complex, Late Eocene (34.1+/-0.7 Ma) intrusive-centered, domed, Devonian and Silurian, permissive carbonate lower-plate window.
- Strong, widespread gold and pathfinder soil and rock geochemistry, especially arsenic, antimony, and zinc, indicate a very large epithermal gold system is present.
- Until, implemented by US Gold Corp starting in 2016, no systematic, modern-day, model-driven, district-scale exploration has never been conducted at Keystone.
- As of late 2017 district-wide, a comprehensive gravity survey has been completed, and rock, soil, stream sediment and altered cobble surveys, and detailed geological mapping program are nearing completion.
- Several "scout" holes have been drilled in 2016 and 2017.



Carlin Trend
Independence - Eureka Trend
Rabbit Creek Trend
Sulfur-Lovelock-Austin Trend
Battle Mountain - Eureka Trend
WALKER LANE
Keystone Project
Gold Bar North Project
RENO
LAS VEGAS
Jerritt Canyon
Burns Basin
Twin Creeks
Getchell
Midas
Pinson
Preble
Crowfoot-Lewis
Florida Canyon
Standard
Relief Canyon
Dee
Bootstrap
Blue Star
Meikle
Betze-Post
Genesis
West Leeville
Lone Tree
Carlin
Gold Quarry
Mule Canyon
Firecreek
Battle Mtn Complex
McCoy/Cove
Pipeline
Cortez
Horse Canyon
Cortez Hills/Gold rush
Rain/Emigrant
Railroad
Pinion
Long Canyon
Tonkin Springs
Bald Mountain
Gold Pick/Stone
Gold Bar
Alligator Ridge
Ruby Hill Mine
Windfall
Lookout Mtn/ Ratto Canyon
Quito
Comstock
Denton-Rawhide
Northumberland
Taylor
Round Mountain
Santa Fe
Borealis
Atlanta
Goldfield
Bullfrog
Sterling
N
W
E
S
0 50 miles
0 80 Kilometers
US Gold Corp Projects
Major gold mines and deposits
Major Gold Trends in Nevada
DCM 3-20-2017

Brief Exploration History

Brief History: **Newmont** drilled 6 holes in intrusive contact base metal and silver Keystone mine area in 1967, and encountered low grade (+/- 0.02 opt) gold intercepts. 1981-83 **Chevron** staked and drilled 27 shallow drill holes, followed by **USMX** that drilled an additional 19 shallow holes; significant amounts of low grade and anomalous gold were intersected. 1988-89, **Phelps Dodge** drilled 6 holes, one of which TD'd in gold mineralization, and was subsequently deepened in 1990 resulting in over 200' of low grade gold mineralization. Also, **several junior companies** drilled numerous shallow holes at various times into the extensively distributed gold-arsenic Keystone system. In 2004 with the discovery of Cortez Hills and escalating gold prices, **Nevada Pacific Gold**, **Great American Minerals** (Don McDowell), and **Tone Resources** (Dave Mathewson) competed in claim staking the entire district. McDowell and Nevada Pacific Gold leased their properties to **Placer Dome**. One year later in 2005 after taking over Placer Dome, Barrick dropped these leases. In 2006, the Tone and Nevada Pacific properties were acquired by **US Gold Corp/McEwen Mining Co**, which conducted very limited exploration. A total of about 240 holes drilled to an average depth of about 300 feet have been drilled at Keystone…mostly looking for shallow oxide mineralization and the skarn zones.

Lisle Gravity data planted the seed to future interest

- Recognized gravity linear with three distinct gravity highs (carbonate horsts) coincident with aeromagnetic linears (intrusives)…the Gold Bar Trend.
- The Gold Bar deposit is located on the southernmost horst. Gold Bar is (was) a relatively high grade, i.e. 3 gm, carbonate-hosted (Denay Fm) gold deposit.
- Roughly north-south trending Paleozoic shelf margin passes just to the west of Gold Bar. The preferred place to be on a major suture is on the basinward flank, i.e. as at Keystone



GRAVITY
T24N
T23N

Keystone Silicification



Extensive Silicification! It's everywhere!!!



US Gold Corp. Exploration Team

- Dave Mathewson: Vice President of Exploration
- Neil Whitmer: Operations Manager

Technical Team:

James Wright: Wright Geophysics
Joseph (Joe) Laravie: Data Management and Control Consultant
Thomas (Tom) Chapin: Keystone geological mapping and geological assessment:
Brion Theriault: Keystone prospecting/sampling
Gabriel Aliagra: UNR Masters Degree intrusives project, guided by Dr. Michael Ressell

Why so much gold in Nevada?

- Why is there so much gold within the Gold trends that transect the Paleozoic continental margin? …in particular, the Battle Mtn-Eureka (Cortez) and Carlin Trends?
- The northeast-trending Sr 87/86 .706 Line "roughly" follows the Paleozoic continental margin in Nevada and through a zone of favorable geology and thin-crust where there has been repeated periods of extension with intrusive and hydrothermal activity.
- If they exist, cross-cutting breaks across the .706 line could represent deep sutures that were utilized as conduits for both magmas and the sources of gold from deep oceanic crustal or upper mantle origins.
- Current literature does not provide, with accuracy, the details of the line.
- Details can be…I believe in this situation… are very important.



.706 line
in literature
Elko
Reno
Eastern margin
Roberts Mtns
thrust
N
W
E
S
87....86
Sr/ Sr = 0.706 line
(Neoproterozoic rift margin)
from Maroun, Cline, et.al. 2017
Las Vegas
scale in miles
0
100
200
0
100
200
300
scale in kilometers

The .706 line is in actuality very complex

- **Gary Massingill, former Chief Geologist with Santa Fe Gold, first presented to me his assembled Sr87/Sr86 .706 data when he joined my Newmont Genex group in 1997.**

- **We supported his request of adding more data. Specifically, we tightened up data on "the Trends" for prospect generation purposes.**

- **These data were published and are available for use within the "obscure" Geological Society of Nevada Special Publication No.33 in 2001.**

- **Note: location of right-lateral NNW "offsets"!!!**



Elko
Keystone Project
Reno
detailed Sr .706 line
N
W
E
S
$^{87}Sr/^{86}Sr$
≥Sr .706
<Sr .706
Data from Massingill, 2001
Las Vegas
scale in miles
0
100
200
0
100
200
300
scale in kilometers

Coincidence of .706 offsets and Gold Trends in Nevada

- The right-lateral .706 line offsets quite apparently represent major structural crustal flaws that were utilized for magmatic activity and, at times, voluminous, episodic gold-bearing fluid flow.
- Gold-bearing hydrothermal systems had particular enhancement in the Early Tertiary, i.e. Eocene, when large areas of North-Central Nevada were covered by lacustrine lakes.
- Both permissive rock units and contacts controlled the fluid flow distribution.



Carlin Gold Trend
Rabbit Creek Gold Trend
Sulfur-Lovelock-Austin Gold Trend
< Sr706
≥ Sr706
Elko
Keystone Project
Reno
< Sr706
≥ Sr706
Sr 706 LINE
N
W
E
S
≥ Sr706
< Sr706
Sr706 Line
scale in miles
0
100
0
100
200
300
scale in kilometers
Las Vegas
US Gold Corp.
Keystone Project
"The best gold deposit districts in the world lie within north-northwest trending structural breaks, indicated by right lateral dislocations in the Sr .706 line, along the flank of the Paleozoic continental margin in Nevada!!!"
"...and US Gold Corp controls one of the best gold projects in Nevada"
Dave Mathewson
3-9-17

The "Perfect Storm" for major gold deposit occurrences

- The depositional margins of continents is a good location to encounter permissive, prospective carbonate rocks
- Add in the presence of contacts with locally impermeable fine-clastic rocks above the permissive carbonates and you have the "perfect storm" for development of major gold deposits.
- It really is *ALL ABOUT system structure, and host.*



Ordovician Continental Margin
Carlin Gold Trend
Rabbit Creek Gold Trend
Independence-Eureka Gold Trend
Silurian Continental Margin
Elko
Sulfur-Lovelock-Austin Gold Trend
Cortez Gold Trend
Triassic Continental Margin
Keystone Project
Reno
Devonian Continental Margin
N
W
E
S
≥ Sr706
< Sr706
Sr706 Line
scale in miles
0
100
200
0
100
200
300
scale in kilometers
Las Vegas
Keystone Project

Keystone Project - Cortez Trend Location

Regional Aeromagnetics



Gold Acres Mine
Pipeline Mine
Cortez Mine
Cortez Hills Mine
Pediment deposit
Horse Cyn Mine
Goldrush deposits
ET Blue deposit
Northern Nevada Rift
East boundary of Cortez Gold Trend
Toiyabe Mine
Keystone Property Horst & Intrusion w structural interp.
Rooster deposit
Tonkin deposit
West boundary of Cortez Gold Trend
Gold Bar North
Gold Stone Gold Ridge & Gold Pick Mines
Gold Bar Mine
N
W
E
S
0 Kilometers 10
0 Miles 6.2
KEYSTONE PROPERTY
USGS RTP AIRBORNE MAGNETICS
NAD 27/UTM 11N
nT / CI = 20
4450000
4440000
4430000
4420000
4410000
4400000
4390000
520000
530000
540000
550000
560000

Regional CBA Gravity



Gold Acres Mine
Pipeline Mine
Cortez Mine
Cortez Hills Mine
Pediment deposit
Horse Cyn Mine
Goldrush deposits
ET Blue deposit
East boundary of Cortez Gold Trend
Toiyabe Mine
Keystone Property Horst & Intrusion w structural interp.
Rooster deposit
Tonkin deposit
West boundary of Cortez Gold Trend
Gold Bar North Horst
Gold Stone Gold Ridge & Gold Pick Mines
Gold Bar Mine
Gold Bar Horst
Gold Bar South Horst
N
W
E
S
0 Kilometers 10
0 Miles 6.2
KEYSTONE PROPERTY
USGS RESIDUAL GRAVITY
NAD 27/UTM 11N
mgals / CI = 1
4450000
4440000
4430000
4420000
4410000
4400000
4390000
520000
530000
540000
550000
560000

.706 Line through Keystone

Prime Nevada Location In The Heart Of The Famed Cortez Gold Trend

- The Keystone property position controls the entire district-scale opportunity and comprises approximately 20 square miles (>12,500 acres) of mining claims
- The NNW-trending Sr .706 line likely represents a major right-lateral crustal conduit zone suture utilized for emplacement of a gold-bearing hydrothermal system and gold deposits
- The Keystone property occurs along a strong north-northwest trending gravity and magnetics linear that also includes the Gold Bar deposit to the southeast
- The host rocks at Keystone include Devonian Horse Canyon Fm and Wenban, and Roberts Mtns limestone Formations: hosts to the Pipeline, Cortez, Cortez Hills, Red Hill, and Goldrush deposits to the north
- Similar to Barrick's deposits to the north, an evident orthogonally intersecting NNW and ENE structural pattern is expressed at Keystone



Pipeline
South Pipeline
Cortez
Cortez Hills
Pediment
Horse Canyon
Red Hill
Gold Rush
ET Blue
Buckhorn
Toiyabe
favorable transitional rocks
Ordovician Margin
Silurian Margin
Devonian Margin
Sr .706 line
east boundary Cortez Trend
west boundary Cortez Trend
Keystone Project
Rooster
Tonkin
Gold Bar North Project
Gold Stone
Cabin Creek
Gold Ridge
Gold Pick
Gold Bar
N
W
E
S
Keystone and Gold Bar North Projects on the Cortez Trend (Battle Mtn-Eureka Trend)
0 scale in miles 6
0 scale in kms 10

Keystone target area acquisition history

- Dave Mathewson became "interested" in Keystone beginning in 1984 while employed by Atlas Corp (Atlas Precious Metals, Inc.) as a regional generative geologist.
- The Keystone area land positions were fragmented with multiple owners and acquisitions were problematical.
- Keystone geology and prospectivity were poorly understood and certainly under-appreciated, i.e. no Pipeline, Cortez Hills, Goldrush, etc. reference.
- Typical 1980's drilling: conventional and RC looking for shallow oxide, gold mineralization.


December 2017
Keystone Project
claims boundary
N
W
E
S
KEYSTONE
TARGET AREA
T24N
R48 ½ E
T23 ½ N
R49E
T24N, R48E
T23N, R48E
T23N, R49E
SCALE 1:48000
Miles
Kilometers
US Gold Corp.
Keystone Project
2017 claims boundary
DCM 09-04-17

March 2004: foundational claim block of the Keystone acquisition

- SK claims originally staked by Dave Mathewson in March 2004 and vended into Tone Resources; subsequently US Gold/McEwen Mining Co
  - These SK claims were staked because of the presence of a linear trend of gravity highs indicated by Lisle gravity, apparent doming, and surface alteration identified by Dave Mathewson.
- 2004 was shortly after the time of the Cortez Hills discovery. Adjacent areas to the west were simultaneously being staked by Don McDowell, and to the north by Nevada Pacific Gold.
- Placer Dome acquired the McDowell and Nevada Pacific Gold properties and conducted a small amount of drilling before Barrick dropped the project in 2005.



December 2017
Keystone Project
claims boundary
N
W
E
S
SK Claims
originally staked in 2004 by
Dave Mathewson for Tone Resources
re-acquired July 27, 2015
Nevada Gold Ventures
SK claims
Keystone Project
July 27, 2015

August, 2015: Nevada Gold Ventures- America's Gold Exploration combination

- Nevada Pacific Gold and Tone Resources were acquired by US Gold (McEwen Mining) in 2006.
- Not much happened at Keystone between 2006 and 2015.
- SK claims quitclaim to Dave Mathewson July 27, 2015.
- Dave Mathewson, Nevada Gold Ventures, and Donald McDowell, Americas Gold Exploration, partnered for additional acquisitional purposes in August, 2015.


December 2017
Keystone Project
claims boundary
N
W
E
S
T24N
R48 ½ E
UNR claims, originally staked in 2004
AGEI and NGV merger
of Keystone interest
T23 ½ N
R49E
T24N, R48E
T23N, R48E
T23N, R49E
SK claims
originally staked in 2004
re-acquired July 27, 2015
SCALE 1:48000
AGEI and NGV
consolidation
pre-Sept 1, 2015

September 1, 2015

- Northern area properties originally staked by Nevada Pacific Gold in 2004, became available for staking Sept 1, 2015.

- Don McDowell and Dave Mathewson selectively spot-staked several small claim groups Sept. 1, 2 and 3 for the purpose of "thwarting" competitor staking; it worked!



December 2017
Keystone Project
claims boundary
N
W
E
S
T24N
R48 ½ E
Spot staking key areas
on Sept 1, 2015
T23 ½ N
R49E
T24N, R48E
T23N, R48E
T23N, R49E
SK claims
originally staked in 2004
re-acquired July 27, 2015
UNR claims, originally staked in 2004
AGEI and NGV merger
of Keystone interest
SCALE 1:48000
Miles
Kilometers
AGEI and NGV
Sept 1, 2015
spot claim staking

Blanket claim staking northern area

- Late 2015, "spot claims" were replaced by a couple hundred contiguous, "blanket" claims.
- The initial Keystone land position was thereby contiguously organized.
- The property position/ opportunity was presented to the "industry."


December 2017
Keystone Project
claims boundary
N
W
E
S
Staked by AGEI and NGV
Joint venture
Oct-Nov, 2015
This area is
barren-looking
Tertiary (34.1 +/- 0.7 Ma)
granodiorite intrusive
T24N
R48 ½ E
T23 ½ N
R49E
T24N, R48E
T23N, R48E
T23N, R49E
SCALE 1:48000
Staked by AGEI and NGV
private venture, Oct.-Nov, 2015

2016 and 2017 district USAU consolidation-expansion

- Dataram, Nasdaq (DRAM) later to become US Gold (USAU) acquired the Keystone asset mid-2016.
- Voluminous available data were organized, assessed, and a 6 hole scout core hole program was immediately implemented.
- Five of six planned holes were completed prior to the end of the 2016 field season.
- Important geologic information was obtained from these wide-spaced vertical core holes drilled to up to 1742ft. One hole was lost because of very difficult drilling. The planned 6th hole was completed early in 2017.



December 2017
Keystone Project
claims boundary
N
W
E
S
T24N
R48 ½ E
T23 ½ N
R49E
T24N, R48E
T23N, R48E
T23N, R49E
SCALE 1:48000
Miles
Kilometers
US Gold Corp.
Keystone Project
2017 claims boundary
DCM 09-04-17

Pre-2016 Keystone Project Highlights

- Keystone District exhibits strong, widespread alteration characteristics.
- Keystone geology has been very misinterpreted and poorly understood.
- Prior drilling was mostly shallow and, or focused on non-Carlin type gold settings.
- However, prior drilling did locally encounter intercepts of gold have been encountered in areas of surface anomalies, examples:
  - K-5A 475-575’ 100’ 0.015 opt Au
  - WK-81-1 0-60’ 60’ 0.010 opt Au
  - WK-81-15 100-120’ 20’ 0.048 opt Au
  - WK-88-2 70-250’ 180’ 0.015 opt Au
  - WK-88-6 5-25’ 20’ 0.051 opt Au
  - 89-2/90-1 410-695 285’ 0.016 opt Au


2017
Keystone Project
claims outline
LANDER CO
EUREKA CO
lower-plate ls
Tl
Tertiary
intrusive
lower-plate
carbonates
at surface
undifferentiated lower-plate
and upper-plate clastic rocks
Gold Bar-Keystone
magnetic and gravity
anomaly corridor
N
W
E
S
Gold Bar North
claims
Gold Bar
deposit
SCALE 1:100000
Miles
Kilometers
US Gold Corp. Keystone Project,
Cortez Gold Trend, Eureka Co., NV
DCM 10-02-17

Keystone Project - Cortez Trend location

LOCATION…
LOCATION...
LOCATION…!!!


Pipeline
South Pipeline
Windmill
Cortez
Cortez Hills
Pediment
Horse Canyon
Red Hill
Gold Rush
ET Blue
Buckhorn
Gold Acres
favorable transitional rocks
Ordovician Margin
favorable transitional rocks
Silurian Margin
favorable transitional rocks
Devonian Margin
east boundary Cortez Trend
Sr .706 line
Toiyabe
west boundary Cortez Trend
Keystone Project
Rooster
Tonkin
Gold Bar North Project
Gold Stone
Cabin Creek
Gold Ridge
Gold Pick
Gold Bar
N
W
E
S
Keystone and Gold Bar North Projects on the Cortez Trend (Battle Mtn-Eureka Trend)
0 scale in miles 6
0 scale in kms 10
DCM 3-20-2017

2016 Scout core holes

- US Gold Drilling (2016)
- Historical Drilling


N
0
0.5
1
miles
0
1
2
kilometers
Key16-05c
Key16-02c
Key16-01c
Key16-04c
Key16-03c

- Historic drilling at Keystone was comprised of about 240 holes drilled to an average depth of about 300 feet mostly by conventional rotary and reverse circulation methods.
- Most prior exploration focus was in pursuit of shallow oxide targets and the Keystone skarn mineralization.
- US Gold Corp launched a core-hole scout drilling program late in 2016.
- US Gold holes "targeted" the need for stratigraphic and lithologic information and deposit model information to depths of up to about 1800 feet.
- Considerable advancement in geological knowledge resulted.

2016 Drill Results

- All drill holes intersected thick intervals of permissive host rocks at shallow target depths.
- All drill holes encountered thick intervals, albeit low levels, of gold and associated, locally strong pathfinder metals.
- Drill holes confirmed the presence of, and permissivity qualities of Devonian Horse Canyon, Wenban limestone Formations, and also Roberts Mtn Formation.
- Drill holes encountered multiple jasperoid zones, decalcified zones, fine-grained intrusives as sills, and associated large, dissolution and collapse breccia bodies.

2016 Scout Drill Holes Summary

2016 USAU drill holes related to known Cortez area stratigraphy and deposit locations



KEYSTONE STRAT SECTION
Tv
Dsl
Ov
Early Mississippian
Roberts Mtns thrust
Dhc
generally silicified at base
unit 8 (100ft)
unit 7 (60ft)
unit 6 (200ft)
unit 5 (200ft)
unit 4 (150ft)
unit 3(320ft)
units 1&2(30ft)
Dsrm
hornfels and marble
Tgd
DEVONIAN HOST ROCKS
known ore-host horizons
Upper Plate Slaven and Valmy Formations
Devonian
Horse Canyon Formation (Dhc)
Calcareous, thinly laminated siltstone and alternating bands of black argillite and wacke- mudstone '
Devonian
Wenban Formation (Dw)
Units 5-8: thinly laminated micrite to silty limestone with interbedded debris flows and turbidites
Units 3 &4: bioturbated micrite
Units 1&2: platey silty limestone and biopackstone
Devonian/Silurian
Roberts Mountains Formation
Thinly laminated calcareous siltstone with interbedded calcarenite locally marbleized and hornfelsed in proximity to the Walti Pluton (34.1+/- mya)
2016 DRILL HOLES with anomalous gold zones
Key16-01c
Key16-02c
Key16-03c
Key16-04c
Key16-05c
missing section - faulted out
hole lost @ 753ft
missing section - faulted out
missing section - faulted out
U.S. GOLD CORP
KEYSTONE STRATIGRAPHIC SECTION AND 2016 DRILLING MINERALIZATION REPRESENTATION
DCM 6-3-17

Regional Aeromagnetics

- Magnetic expression is several times larger than the surface exposure of the Keystone intrusives, analogs include Marys Mtn and Richmond intrusives on the northern Carlin Trend, Bullion intrusive on the southern Carlin Trend, and Gold Acres on the Cortez Trend.
- A portion of this magnetic anomaly may result from magnetite and pyrrhotite skarn and hornfels, confirmed in US Gold drill holes.
- Intrusives: the "mechanism(s)" that drove the system(s).



Mi
0
1
0
2
Km
US Gold property boundary

Keystone General Geology

Pre-2017 Geology

EXPLANATION

- Quaternary younger alluvium in small valleys
- Quaternary younger alluvial fan deposits
- Quaternary landslide deposits
- Quaternary pluvial lake bottom deposits
- Quaternary pluvial lake shoreline deposits, undivided
- Quaternary older alluvial fan deposits
- Tertiary conglomerate and gravel (1.8-5.3 Ma)
- Tertiary andesite and dacite (34-37 Ma)
- Tertiary granodiorite and other granitic rocks (34-37Ma)
- Cretaceous Newark Canyon Formation: sandstone, limestone
- Devonian Horse Canyon Unit: limestone
- Devonian Horse Canyon Unit: siltstone
- Devonian Wenban Formation, undivided
- Ordovician Valmy/Vinini Formation: quartzite, sandstone
- Ordovician Valmy/Vinini Formation: chert
- Ordovician Valmy/Vinini Formation: greenstone



2107 Cross-sectional schematic of Keystone



Dacite Vitrophyre
Andesite
Rhy Tuff
Lacustrine
Margin Breccia
Peg
Mud
Springs
Monz
Rhy
Diorite
Gund Diorite
Upper Plate
Upper Plate
Q Monz
Q Dacite
Walti Pluton
Lower Plate
Lower Plate
Dacite Dikes
T. Chapin 2017

SE Keystone Dome NW

Figure : Schematic sketch of the volcanic complex underlying the Keystone Project. The Paleozoic sediments are intruded by a complex of intrusions ranging from diorite to quartz rhyolite. Each intrusion has a set of daughter dikes and extrusive facies. The hypabyssal rhyolite creates a quartz rich rhyolite tuff that overlies the Upper Plate on both sides of the dome. The Walti Pluton is Quartz Monzonite and forms a skarn. The Mud Springs Monzonite forms dacite dikes and a thick sequence of dacite vitrophyre. Likewise, the Gund Diorite forms both andesite dikes and some andesite flows. Calcite outcrops and quartzite meta breccia outcrops overlie and flank three sides of the Mud Springs Pluton suggesting that the pluton is overlain by a crater lake.

Thomas Chapin, 2017

Keystone Intrusives Compositions



rock types
80
75
70
65
60
55
50
45
40
SiO2
.001
.01
.1
1
10
Zr/TiO2
Rhyolite
Tuffs
Pegmatite
Com/Pan
Rhyodacite/Dacite
Walti Stock, dikes and skarn
Mud Spring Flows
Trachyte
Andesite
Mud Springs Stock
West sparse ppy
Phonolite
Spilite
Sub-AB
Lamprophyres and Eclogite
Alk-Bas
Bas/Trach/Neph

Thomas Chapin, 2017

Figure : Win Floyd Diagram. Blue is related to Mud Springs Stock, Red is related to Walti Stock. Tuffs red and blue open patterns. Red star and blue Xes are pegmatites. Green Exes are skarn related to the Walti Stock. Mauve plusses are andesite dikes within upper plate. Black asterisks - greenstone from upper plate. Black stars have lamprophyre textures, filled star is eclogite xenolith presumably from Walti Stock

Keystone 2016 Exploration Program Summary

- Digital data organization and map representation program led by Joe Laravie.
- Engaged Tom Chapin as Senior Consulting Geologist; mapping geology of entire district in detail.
- Completed property wide gravity survey in July, 2016 guided by Jim Wright of Wright Geophysics.
- Staked additional contiguous property largely based on gravity results; property now at 650 claims.
- Drilled 5 "scout" core holes under 3 NOI's.
- Commenced field studies for EA and future plan of operation (POO); expected time of completion early 2108.


0
1.5
3
kilometers
Ta
U
D
U
D
D
U

APPLICATION OF GRAVITY

Keystone CBA Gravity wo Interpretation

Just Data



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Keystone Gravity Gradient wo Interpretation

The mathematics



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Keystone Gravity Residual wo interpretation

The visual enhancements


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Keystone 2017 Residual Gravity with interpretation

- Data clearly put more dense lower plate carbonate units at shallow depths.
- Interpretation of data exhibits a strong NNW-trending structural zone not previously known.
- Secondary NE and NS structural patterns are also indicated. Additional data were obtained early in 2017 to provide better definition on several gravity lows present within the NNW trending corridor.
- Three "scout holes" were drilled in late 2017 to provide an initial drill assessment of three of these lows.



N
D
U
0
0.5
1
miles
0
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kilometers
INT?

Keystone 2017 Drill hole Program


US Gold Drilling (2016-2017)
Historical Drilling
N
0
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Key16-05c
Key17-01rc
Key16-02c
Key17-02rc
Key16-01c
Key17-09rc
Key16-04c
Key17-01c
Key16-03c
Key17-06,07rc
Key17-03
04,05rc
Key17-08rc
Key17-10rc

- Forth NOI designed.
- Eleven holes drilled in 2017; one currently in progress.
- Key17-01c was drilled to complete the 6 hole core program started in 2016.
- Ten reverse circulation holes drilled to an average depth of about 1800 ft.
- Drill focus was on follow-up of earlier results, offsetting 89-2/90-1 and Key16-03c, and the gravity lows.

2017 Drill Results…mostly pending

2017 Drill Holes Summary

- 2017 drill holes gold and geology related to known Cortez area stratigraphy and deposits



KEYSTONE STRATIGRAPHIC SECTION
known ore-host horizons in the Cortez-Pipeline area
Tv
Dsl
Ov
Early Mississippian
Roberts Mtns thrust
Dhc
generally silicified at base
unit 8 (100ft)
unit 7 (60ft)
unit 6 (200ft)
unit 5 (200ft)
unit 4 (150ft)
unit 3(320ft)
units 1&2(30ft)
Dsrm
hornfels and marble
Tgd
DEVONIAN HOST ROCKS
Upper Plate Slaven and Valmy Formations
Devonian Horse Canyon Formation (Dhc)
Calcareous, thinly laminated siltstone and alternating bands of black argillite and wacke- mudstone
Devonian Wenban Formation (Dw)
Units 5-8: thinly laminated micrite to silty limestone with interbedded debris flows and turbidites
Units 3 &4: bioturbated micrite
Units 1&2: platey silty limestone and biopackstone
Devonian/Silurian Roberts Mountains Formation
Thinly laminated calcareous siltstone with interbedded calcarenite locally marbleized and hornfelsed in proximity to the Walti Pluton (34.1+/- mya)
EARLY 2017 DRILL HOLES with anomalous gold zones
Key17-01c
Key17-01rc
Key17-02rc
Key17-03rc
hornfels and skarn
Ti
1805ft
1810ft
1820ft
1950ft
U.S. GOLD CORP
KEYSTONE STRATIGRAPHIC SECTION AND EARLY 2017 DRILLING MINERALIZATION REPRESENTATION
DCM 10-3-17

APPLICATIONS OF SURFACE GEOCHEMISTRY (refining targets)

- Stream sediment samples
- Altered cobble samples
- Rock samples
- Soil samples

Keystone Geochemistry-Gold in Stream Sediments

Data as of September, 2107:
411 samples

Gold in Stream Sed (ppb)

- 200 to 500
- 100 to 200
- 50 to 100
- 30 to 50
- 15 to 30
- 5 to 15
- < 5


N
0
0.5
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miles
0
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kilometers

Keystone Geochemistry-Arsenic in Stream Sediments

Data as of September, 2017:
411 samples

Arsenic in Stream Sed (ppm)

- 500 to 1,100
- 250 to 500
- 100 to 250
- 50 to 100
- 25 to 50
- 10 to 25
- < 10


N
0 0.5 1
miles
0 1 2
kilometers

Keystone Geochemistry-Gold in Altered Cobbles

Data as of September, 2107:
409 samples

Gold in Altered Cobble (ppm)

- 0.3 to 1
- 0.1 to 0.3
- 0.03 to 0.1
- 0.01 to 0.03
- 0.005 to 0.01
- < 0.005


N
0 0.5 1
miles
0 1 2
kilometers

Keystone Geochemistry-Arsenic in Altered Cobbles

Data as of September, 2107:
409 samples

Arsenic in Altered Cobble (ppm)

3,000 to 10,001	(orange)
1,000 to 3,000	(yellow)
300 to 1,000	(light green)
100 to 300	(dark green)
30 to 100	(blue)
10 to 30	(light purple)
3 to 10	(purple)
< 3	(grey)


N
0
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0
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Keystone Geochemistry – Gold in Rock

Data as of September, 2107:
20132 samples

Gold in Rock (ppm)

- 10 to 30
- 3 to 10
- 1 to 3
- 0.3 to 1
- 0.1 to 0.3
- 0.03 to 0.1
- 0.01 to 0.03
- 0.005 to 0.01
- < detection (.069 to .005)


N
0 0.5 1
miles
0 1 2
kilometers

Keystone Geochemistry – Gold in Soils

Data as of September, 2107:
3354 samples

Gold in Soil (ppb)

- 200 to < 500
- 100 to < 200
- 50 to < 100
- 30 to < 50
- 15 to < 30
- 5 to < 15
- < 5



0 0.5 1
miles
0 1 2
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N

Keystone Geochemistry – Arsenic in Rocks

Data as of September, 2107: 2132 samples

Arsenic in Rock (ppm)

Range	Count
3,000 to 10,000	(16)
1,000 to 3,000	(60)
300 to 1,000	(231)
100 to 300	(456)
30 to 100	(623)
10 to 30	(477)
3 to 10	(199)
< 3	(70)


N
0 0.5 1
miles
0 1 2
kilometers

Keystone Geochemistry – Arsenic in Soils

Data as of September, 2107:

4226 samples

Arsenic in Soil (ppm)

- 500 to 1,100
- 250 to 500
- 100 to 250
- 50 to 100
- 25 to 50
- 10 to 25
- < 10



N
0
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Keystone Geochemistry-Antimony in Rocks

Data as of September, 2107:
2010 samples

Antimony in Rock (ppm)

▲	1,000 to 3,000
▲	300 to 1,000
▲	100 to 300
▲	30 to 100
▲	10 to 30
▲	3 to 10
▲	< 3



N
0
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Keystone Geochemistry-Antimony in Soils

Data as of September, 2107:
4226 samples

Antimony in Soil (ppm)

- 100 to 300
- 50 to 100
- 20 to 50
- 10 to 20
- 6 to 10
- 2 to 6
- < 2


N
0
0.5
1
miles
0
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kilometers

Keystone Geochemistry-Zinc in Rocks

Data as of September, 2107:
2132 samples

Zinc in Rock (ppm)

- 10,000 to 35,000
- 3,000 to 10,000
- 1,000 to 3,000
- 300 to 1,000
- 100 to 300
- 30 to 100
- 10 to 30
- < 10


N
0
0.5
1
miles
0
1
2
kilometers

Keystone Geochemistry-Zinc in Soils

Data as of September, 2107:
4226 samples

Zinc in Soil (ppm)

- 1,000 to 3,000
- 500 to 1,000
- 250 to 500
- 100 to 250
- 50 to 100
- 25 to 50
- < 25


N
0
0.5
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miles
0
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kilometers

2018 Exploration Program

- EA and POO will cover most of the project and allow widespread, and aggressive drill hole access.

- 2018 drilling will be target specific and based on integration and assessment of all existing data as applied to target concepts.

Conclusion

DEVELOPMENT PACKAGE

Exciting combination of a later stage development asset and exploration blue sky potential

PROVEN TEAM

Top quality management and advisory team with pedigrees of developing renowned gold projects

DEBT FREE

U.S. Gold Corp is debt free; rare in the gold development and exploration space

HIGH UPSIDE

Large growth potential for the current resource and valuation upside based on market comps

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Contacts

Edward Karr
President & CEO
ir@usgoldcorp.gold
www.usgoldcorp.gold

US Gold Corp.
Suite 102, Box 604
1910 Idaho St
Elko, NV 89801
+1 775-778-3252

U.S. GOLD CORP